Exhibit 99.2

© RF Industries Ltd. | 1 Leading Designer and Manufacturer of Interconnect Products Q3 2019 NASDAQ: RFIL

© RF Industries Ltd. | 2 Forward - looking statements contained in this presentation involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our outlook or expectations for earnings, revenues, expenses, asset quality, volatility of our common stock, financial condition or other future financial or business performance, strategies, expectations, or business prospects, or the impact of legal, regulatory or supervisory matters on our business, results of operations or financial condition . Forward - looking statements can be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions . Forward - looking statements reflect our judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements . Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section titled “Risk Factors” in our Form 10 - K filed with the SEC and any subsequent filings under the Exchange Act and in our other SEC filings . Additionally, there may be other factors that could preclude us from realizing the predictions made in the forward - looking statements . We operate in a continually changing business environment and new factors emerge from time to time . We cannot predict such factors or assess the impact, if any, of such factors on our financial position or results of operations . All forward - looking statements included in this presentation speak only as of the date of this presentation and you are cautioned not to place undue reliance on any such forward - looking statements . Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward - looking statements to reflect any events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events . This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . Safe Harbor Statement

© RF Industries Ltd. | 3 Executive Team Mark Turfler Senior Vice President and CFO ▪ Joined: June 2013 Robert Dawson President and CEO ▪ Joined: July 2017 ▪ Added to Board: July 2018 Prior Industry Experience 2014 - 2016 President and CEO, Vision Technology Services 2007 – 2013 TESSCO Technologies, VP of Sales 2000 – 2007 NetForce Solutions (acquired by TESSCO) Finance Experience 35 years of accounting and finance experience PricewaterhouseCoopers Certified Public Accountant Wireless/Telecom industry experience

© RF Industries Ltd. | 4 Under new CEO, we’ve seen a significant improvement in our results! $22.5 $21.6 $23.0 $50.2 2015 2016 2017 2018 Revenue (in millions) $1.0 ($4.1) $0.4 $5.8 2015 2016 2017 2018 Net Income (in millions)

© RF Industries Ltd. | 5 : RFIL Headquarters San Diego, CA 4 production locations (2 Northeast, 2 Southwest) Corning Gold, ISO 9001: 2008 Certified Founded 1979 IPO 1984 Employees 277 Statistics 9/10/19 Stock Price $8.10 52 Week Low - High $5.14 / $ 11.00 Avg. Vol. (3 months) 22K Shares Outstanding 9.3M Insider Holdings 14% Institutional Holdings 36% Market Cap $ 76M Return on Capital (TTM) 9% Return on Equity (TTM) 16% Customers: Distribution 4,000 – 5,000 OEM 450+ Dividend: 37 consecutive quarterly dividends o f at least $0.02 / share Fiscal Year End Oct. 31 Third Quarter End Jul. 31

© RF Industries Ltd. | 6 RF Coaxial Connectors RF Coaxial Adapters Low PIM Products Passive Components Coaxial Cable Assemblies Fiber Optic Cable Assemblies FTTA Cable Assemblies Wiring Harnesses

© RF Industries Ltd. | 7 ; Cell Tower Site Materials Cable assemblies and components for small cell applications to support densification of 4G and 5G Networks. ; Small Cells ; Distributed Antenna System (DAS) Design, Engineer and Build Hybrid Fiber & Power Cables for 4G and 5G Network Deployment (You can’t buy this stuff “off the shelf”!) Our components are used to provide enhanced wireless coverage in commercial office buildings, offices, hotels, hospitals, stadiums, and more.

© RF Industries Ltd. | 8 ▪ Advanced Oilfield Technology ▪ Aerospace Build control wiring for drilling equipment Build & test control stick wiring for flight control stick for military helicopters ▪ Transportation Transit doors and gates - designed for light and heavy rail applications

© RF Industries Ltd. | 9 OEM opportunities in markets like defense, transportation, agriculture, and oil & gas N.A. Cable Assembly Market = $33.4B ₂ Global Connector Market = $80.4B by 2023 ₁ 5G Build - Out Spend = $130B in 2024 ₃ DAS Market = $8B growing to $18B in 2026 ⁴ 1 Source: Lucintel , February 2018 2 Source: Bishop & Associates, May 2017 3 Source: Deloitte, July 2017 4 Source: Transparency Market Research, August 2018 5 Source: CTIA Small Cell= 80% of future infrastructure deployments will be small cells. 5

© RF Industries Ltd. | 10 Distribution – 60% Biggest opportunities are in distribution centric markets (force multiplier) • Access to thousands of customers • No A/R collection issues (99% of sales are in US and Canada) • No inventory obsolescence issues • Focus on what we do best Direct/OEM – 40% • Highly customized cable assemblies and wiring harnesses that “disappear” into other people’s products • Leverage our long standing relationships with these blue chip customers to be a part of their long - term business

© RF Industries Ltd. | 11 Distribution Partners OEM Customers

Our Value Proposition and Differentiation Who’s Our Competition? Large Competitors Small Competitors Local/Regional ▪ Fast – Faster lead times than larger competitors ▪ Flexible – Customized product (labor intensive; can’t buy off the shelf) ▪ High Quality – High quality product (ISO 9001 certified; Corning Gold House certified, no failures in the field) ▪ Competitive Pricing – Typically has similar or lower pricing than the competition © January 9, 2019 RF Industries Ltd. | 12 Multinational with Broad Offering

© RF Industries Ltd. | 13 Annual Financial Performance (ended Oct. 31) $22.5 $21.6 $23.0 $50.2 2015 2016 2017 2018 Revenue (in millions) $0.4 ($4.5) $0.2 $6.0 2015 2016 2017 2018 Income from Continuing Ops. (in millions) - 3% - 4% +6% +118% Year - over - Year Growth Rate 1.8% - 20.8% 0.1% 12.0% Net Margin $0.11 ($0.51) $0.02 $0.63 2015 2016 2017 2018 Diluted EPS from Continuing Ops. - 27% - 564% +104% +3050% Year - over - Year Growth Rate

© RF Industries Ltd. | 14 Q3 Financial Performance (ended Jul. 31) $5.6 $5.9 $11.8 $15.5 2016 2017 2018 2019 Revenue (in millions) ($744) $187 $1,642 $1,038 2016 2017 2018 2019 Income from Continuing Ops. (in thousands) - 8.2% +5.4% +100.0% +31.4% Year - over - Year Growth Rate - 13.4% 3.2% 13.9% 6.7% Net Margin ($0.08) $0.02 $0.17 $0.11 2016 2017 2018 2019 Diluted EPS from Continuing Ops. - 500% +125% +750% - 35% Year - over - Year Growth Rate

© RF Industries Ltd. | 15 Quarterly Revenue Trend $4.8 $5.4 $5.6 $5.8 $4.8 $5.3 $5.9 $7.0 $8.0 $20.5 $11.8 $9.9 $10.6 $13.6 $15.5 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Revenue (in millions) - 25.0% +12.5% +3.7% +3.6% - 17.2% +10.4% +11.3% +18.6% +14.3% +156.3% - 42.4% - 16.1% +7.1% +28.3% +14.0% Quarter - over - Quarter Growth Rate

© RF Industries Ltd. | 16 $6.3 $4.3 $5.2 $16.3 $13.3 2015 2016 2017 2018 Q3 2019 Cash Balances (in millions) Balance Sheet Supports Growth $ in millions Oct. 31, 2017 Oct.31, 2018 Jul. 31, 2019 Cash $5.2 $16.3 $ 13.3 Total Assets $25.1 $32.5 $ 36.1 Stockholders’ Equity $21.4 $27.8 $30.6 Total Debt $0 $0 $0

© RF Industries Ltd. | 17 ▪ Organic ▪ Run rate business ▪ Core fast - turn production ▪ 10 - 15% annual growth ▪ Project business transitioning to long - term relationships ▪ Get our product spec’d in customer projects and included on customer BOMs ▪ Deliver a quality, customized solution where others cannot ▪ Convert this into run rate business ▪ Inorganic ▪ Active M&A mode ▪ Diversify customer base ▪ Good cultural fit with management talent ▪ Reliable proprietary product that does not overlap what we currently sell ▪ Relevant customer base/market segment

© RF Industries Ltd. | 18 C Enterprises – Acquisition announced March 11, 2019 ; Based in Vista, California ▪ West coast fiber optic manufacturing capabilities ▪ Corning Gold certificate member ; 2018 unaudited revenues of $8.7M ▪ Expected to be accretive to earnings in fiscal 2019 ; Brings strong fiber optic and copper product offering that is scalable and complimentary ; Strengthens our small cell product offer to wireless carrier market

© RF Industries Ltd. | 19 ; Building a platform for long term growth ; Deliver more consistent and predictable results ; 3 - year plan to grow to $100 million in sales ; Organic growth – low to mid - teens – leveraging distribution and OEM relationships ; Inorganic growth – remain committed to adding another $20 - $30 million in sales through further strategic M&A

© RF Industries Ltd. | 20 ; Our products are everywhere and make lots of things work ; Recent results have rewarded shareholders with higher stock price plus a long - standing dividend ▪ Revenue growth, margin growth, profit growth ; Our new sales model is driving growth ; We’re faster and more flexible while delivering high quality customized products and solutions ; We have the promise of 5G ahead of us in the wireless market

© RF Industries Ltd. | 21 RF Industries, Ltd. Mark Turfler SVP/CFO (858) 549 - 6340 rfi@rfindustries.com MKR Group Inc. Todd Kehrli Analyst/Investor Contact (323) 468 - 2300 rfil@mkr - group.com

© RF Industries Ltd. | 22

© RF Industries Ltd. | 23

Income Statement © January 9, 2019 RF Industries Ltd. | 24 2019 2018 2017 2016 2015 Q3 YTD Full Year Full Year Full Year Full Year (in millions) Unaudited Audited Audited Audited Audited Net sales 39.7$ 50.2$ 23.0$ 21.6$ 22.5$ Cost of sales 28.2 33.1 16.0 15.3 13.8 Gross profit 11.5 17.1 7.0 6.3 8.7 Operating expenses: Engineering 1.0 1.5 0.8 0.8 0.9 Selling and general 7.0 8.1 6.0 7.9 7.2 Goodwill and other intangible asset impairment - - - 2.8 - Total operating expenses 8.0 9.6 6.8 11.5 8.1 Pretax income 3.5 7.5 0.2 (5.2) 0.6 Provision for income taxes 0.8 1.5 - (0.7) 0.2 Income (loss) from continuing operations 2.7 6.0 0.2 (4.5) 0.4 Income from discontinued operations, net of tax - (0.2) 0.2 0.4 0.6 Consolidated net income (loss) 2.7 5.8 0.4 (4.1) 1.0 Diluted earnings per share Continuing operations 0.28$ 0.63$ 0.02$ (0.51)$ 0.04$ Discontinued operations -$ (0.02) 0.02 0.05 0.07 Net income (loss) per share 0.28$ 0.61$ 0.04$ (0.46)$ 0.11$ Weighted average shares outstanding Diluted 9,849,889 9,593,066 8,915,764 8,786,510 8,862,217

Balance Sheet © January 9, 2019 RF Industries Ltd. | 25 July 31, 2019 2018 2017 2016 2015 (in millions) Unaudited Audited Audited Audited Audited ASSETS: Current assets: Cash and cash equivalents 13.3$ 16.3$ 5.2$ 4.3$ 6.3$ Trade accounts receivable, net 9.9 4.3 2.9 2.5 2.9 Inventories 8.1 7.1 5.6 5.4 6.5 Other current assets 0.7 0.8 0.5 1.5 0.8 Deferred tax assets - - - - 0.4 Current assets held for sale - - 2.6 3.2 2.9 Total current assets 32.0 28.5 16.8 16.9 19.8 Non-current assets: Property and equipment, net 0.8 0.6 0.6 0.6 0.8 Goodwill 1.3 1.3 1.3 1.3 4.0 Intangibles, net 1.2 1.4 1.6 1.9 2.3 Non-amortizable intangibles 0.7 0.7 0.7 0.7 0.8 Other LT assets 0.1 - 0.1 0.1 - Noncurrent assets held for sale - - 4.0 4.4 4.6 Total Assets 36.1$ 32.5$ 25.1$ 25.9$ 32.3$ LIABILITIES AND STOCKHOLDERS' EQUITY: Current liabilities: Accounts payable 2.4$ 1.3$ 1.0$ 0.6$ 1.0$ Accrued expenses 3.0 3.4 1.8 2.3 2.3 Current liabilities held for sale - - 0.8 1.1 1.1 Total current liabilities 5.4 4.7 3.6 4.0 4.4 Non-current liabilities: Deferred tax liabilities - - 0.1 0.4 1.1 Other long-term liabilities 0.1 - - 0.1 0.4 Total liabilities 5.5 4.7 3.7 4.5 5.9 Equity: Common stock 0.1 0.1 0.1 0.1 0.1 Additional paid-in capital 21.6 21.0 19.7 19.4 19.1 Retained earnings 8.9 6.7 1.6 1.9 7.2 Total Equity 30.6 27.8 21.4 21.4 26.4 Total Liabilities & Stockholders' Equity 36.1$ 32.5$ 25.1$ 25.9$ 32.3$ October 31,

Statement of Cash Flows © January 9, 2019 RF Industries Ltd. | 26 July 31, 2019 2018 2017 2016 2015 (in millions) Unaudited Audited Audited Audited Audited Operating Activities: Consolidated net income (loss) 2.7$ 5.8$ 0.4$ (4.1)$ 1.0$ Net income from discontinued operations - Comnet -$ (0.2)$ 0.2$ 0.4$ 0.6$ Net income (loss) from continuing operations 2.7$ 6.0$ 0.2$ (4.5)$ 0.4$ Adjustments to reconcile net income to net cash provided (used) by operating activities: Depreciation and amortization 0.4 0.5 0.5 0.6 0.6 Goodwill impairment - - - 2.8 - Inventory write-off - - - 0.2 0.2 Gain (Loss) on Disposal of fixed assets - - - 0.1 - Stock based compensation expense 0.3 0.2 0.2 0.2 0.2 Deferred Income Taxes - (0.1) (0.3) (0.3) (0.2) Excess tax benefits from stock based compensation - - - (0.1) (0.1) Changes in operating assets and liabilities: Trade accounts receivable (4.4) (1.3) (0.4) 0.3 (0.1) Inventories (0.5) (1.5) (0.2) 0.6 (0.2) Other current assets 0.2 (0.3) 0.9 (0.7) - Other long-term assets - - 0.1 (0.1) - Accounts payable 0.1 0.3 0.4 (0.4) (0.2) Income tax receivable/payable - - - 0.2 (0.1) Accrued expenses (0.9) 1.5 (0.5) - (0.2) Other long-term liabilities 0.1 - (0.1) (0.2) (0.6) Net cash provided by (used in) operating activities from continuing operations (2.0) 5.3 0.8 (1.3) (0.3) Net cash provided by operating activities from discontinued operations - 0.9 0.8 0.1 0.5 Investing Activities: Acquisition of business (Comnet), net of cash acquired - - - - (5.7) Proceeds from notes receivable from stockholder - - - 0.1 - Proceeds from sale of inventory - - - 0.3 - Capital expenditures (0.4) (0.2) (0.2) (0.3) (0.1) Proceeds from sale of Comnet - 4.2 - - - Acquisition of business (C Enterprises), net of cash acquired (0.4) 4.2 - - - Net cash provided by (used in) investing activities from continuing operations (0.8) 8.2 (0.2) 0.1 (5.8) Net cash provided by (used in) investing activities from discontinued operations - (0.3) - (0.1) 0.5 Financing Activities: Proceeds from exercise of stock options 0.4 1.1 - - 0.3 Purchase of treasury stock - - - (0.2) - Excess tax benefits from stock based compensation - - - 0.2 0.1 Dividends paid (0.6) (0.7) (0.7) (1.1) (2.4) Net cash provided by (used in) financing activities (0.2) 0.4 (0.7) (1.1) (2.0) Net increase (decrease) in cash and cash equivalents (3.0) 14.5 0.7 (2.3) (7.1) Cash and cash equivalents at beginning of period 16.3 6.0 5.3 7.6 14.7 Cash and cash equivalents at end of period 13.3 20.5 6.0 5.3 7.6 Less: cash and cash equivalents of discontinued operations - Comnet - - 0.8 1.0 1.3 Cash and cash equivalents at end of period 13.3$ 20.5$ 5.2$ 4.3$ 6.3$ October 31,

Income Statement (Quarterly) © January 9, 2019 RF Industries Ltd. | 27 Q1 Q2 Q3 YTD Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD (in millions) Unaudited Audited Audited Net sales 10.6$ 13.6$ 15.5$ 39.7$ 8.0$ 20.5$ 11.8$ 9.9$ 50.2$ 4.8$ 5.3$ 5.9$ 7.0$ 23.0$ Cost of sales 7.5 9.5 11.2 28.2 5.5 12.9 7.8 6.9 33.1 3.3 3.8 4.1 4.8 16.0 Gross profit 3.1 4.1 4.3 11.5 2.5 7.6 4.0 3.0 17.1 1.5 1.5 1.8 2.2 7.0 Operating expenses: Engineering 0.3 0.3 0.4 1.0 0.3 0.6 0.3 0.3 1.5 0.2 0.2 0.2 0.2 0.8 Selling and general 2.0 2.4 2.6 7.0 1.8 3.1 1.7 1.5 8.1 1.6 1.3 1.4 1.7 6.0 Total operating expenses 2.3 2.7 3.0 8.0 2.1 3.7 2.0 1.8 9.6 1.8 1.5 1.6 1.9 6.8 Pretax income 0.8 1.4 1.3 3.5 0.4 3.9 2.0 1.2 7.5 (0.3) - 0.2 0.3 0.2 Provision for income taxes 0.2 0.3 0.3 0.8 - 0.8 0.4 0.3 1.5 (0.1) - - 0.1 - Income (loss) from continuing operations 0.6 1.1 1.0 2.7 0.4 3.1 1.6 0.9 6.0 (0.2) - 0.2 0.2 0.2 Income from disc. operations, net of tax - - - - 0.1 0.1 0.1 (0.5) (0.2) - 0.1 - 0.1 0.2 Consolidated net income (loss) 0.6 1.1 1.0 2.7 0.5 3.2 1.7 0.4 5.8 (0.2) 0.1 0.2 0.3 0.4 Diluted earnings per share Continuing operations 0.07$ 0.11$ 0.11$ 0.28$ 0.03$ 0.34$ 0.17$ 0.09$ 0.63$ (0.02)$ -$ 0.02$ 0.02$ 0.02$ Discontinued operations - - - - 0.02 - 0.01 (0.04) (0.02)$ - 0.01 - 0.01 0.02 Net income (loss) per share 0.07$ 0.11$ 0.11$ 0.28$ 0.05$ 0.34$ 0.18$ 0.05$ 0.61$ (0.02)$ 0.01$ 0.02$ 0.03$ 0.04$ Weighted average shares outstanding Diluted (in thousands) 9,838 9,838 9,873 9,850 9,099 9,386 9,730 9,876 9,593 8,835 8,877 8,916 9,015 8,916 2018 2017 UnauditedUnaudited 2019 Unaudited

Balance Sheet (Quarterly) © January 9, 2019 RF Industries Ltd. | 28 Jan. 31 Apr. 30 Jul. 31 Jan. 31 Apr. 30 Jul. 31 Oct. 31 Jan. 31 Apr. 30 Jul. 31 Oct. 31 (in millions) Audited Audited ASSETS: Current assets: Cash and cash equivalents 14.0$ 13.9$ 13.3$ 4.9$ 7.1$ 10.5$ 16.3$ 3.3$ 3.4$ 4.4$ 5.2$ Trade accounts receivable, net 5.6 7.9 9.9 4.0 10.9 5.1 4.3 2.4 2.8 2.6 2.9 Inventories 8.2 7.9 8.1 6.3 6.6 6.3 7.1 5.8 5.8 5.8 5.6 Other current assets 0.8 0.7 0.7 0.7 0.5 0.8 0.8 1.6 1.5 0.8 0.5 Current assets held for sale - - - 2.9 2.8 2.5 - 3.1 3.5 2.9 2.6 Total current assets 28.6 30.4 32.0 18.8 27.9 25.2 28.5 16.2 17.0 16.5 16.8 Non-current assets: Property and equipment, net 0.6 0.7 0.8 0.5 0.5 0.5 - 0.6 0.5 0.5 0.6 Goodwill 1.3 1.3 1.3 1.3 1.3 1.3 0.6 1.3 1.3 1.3 1.3 Intangibles, net 1.3 1.2 1.2 1.6 1.5 1.4 1.3 1.8 1.8 1.7 1.6 Non-amortizable intangibles 0.7 0.7 0.7 0.7 0.7 0.7 1.4 0.7 0.7 0.7 0.7 Other LT assets - 0.1 0.1 - - - 0.7 0.1 0.1 0.1 0.1 Noncurrent asset held for sale - - - 3.9 3.8 3.8 - 4.3 4.1 4.1 4.0 Total Assets 32.5$ 34.4$ 36.1$ 26.8$ 35.7$ 32.9$ 32.5$ 25.0$ 25.5$ 24.9$ 25.1$ LIABILITIES AND STOCKHOLDERS' EQUITY: Current liabilities: Accounts payable 1.7$ 1.6$ 2.4$ 1.6$ 5.7$ 1.4$ 1.3$ 0.8$ 0.8$ 0.7$ 1.0$ Accrued expenses 2.1 3.1 3.0 2.4 4.1 3.2 3.4 1.7 1.7 1.8 1.8 Current liabilities held for sale - - - 0.8 0.6 0.7 - 0.9 1.6 0.8 0.8 Total current liabilities 3.8 4.7 5.4 4.8 10.4 5.3 4.7 3.4 4.1 3.3 3.6 Non-current liabilities: Deferred tax liabilities - - - 0.1 0.1 0.2 - 0.4 0.4 0.4 0.1 Other long-term liabilities - 0.1 0.1 - - - - 0.1 - - - Total liabilities 3.8 4.8 5.5 4.9 10.5 5.5 4.7 3.9 4.5 3.7 3.7 Equity: Common stock 0.1 0.1 0.1 0.1 0.1 0.1 0.1 0.1 0.1 0.1 0.1 Additional paid-in capital 21.4 21.5 21.6 19.9 20.2 20.9 21.0 19.4 19.5 19.5 19.7 Retained earnings 7.2 8.0 8.9 1.9 4.9 6.4 6.7 1.6 1.4 1.6 1.6 Total Equity 28.7 29.6 30.6 21.9 25.2 27.4 27.8 21.1 21.0 21.2 21.4 Total Liabilities & Stockholders' Equity 32.5$ 34.4$ 36.1$ 26.8$ 35.7$ 32.9$ 32.5$ 25.0$ 25.5$ 24.9$ 25.1$ 2017 UnauditedUnaudited 20182019 Unaudited

Statement of Cash Flows (Quarterly) © January 9, 2019 RF Industries Ltd. | 29 Q1 Q2 Q3 YTD Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD (in millions) Unaudited Audited Audited Operating Activities: Consolidated net income (loss) 0.6$ 1.1$ 1.0$ 2.7$ 0.5$ 3.2$ 1.7$ 0.4$ 5.8$ (0.2)$ 0.1$ 0.2$ 0.3$ 0.4$ Net income from discontinued operations - Comnet -$ -$ -$ -$ 0.1$ 0.1$ 0.1$ (0.5)$ (0.2)$ -$ 0.1$ -$ 0.1$ 0.2$ Net income (loss) from continuing operations 0.6$ 1.1$ 1.0$ 2.7$ 0.4$ 3.1$ 1.6$ 0.9$ 6.0$ (0.2)$ -$ 0.2$ 0.2$ 0.2$ Adjustments to reconcile net income to net cash provided (used) by operating activities: Depreciation and amortization 0.2 0.1 0.1 0.4 0.1 0.1 0.2 0.1 0.5 0.1 0.1 0.2 0.1 0.5 Stock based compensation expense 0.1 0.1 0.1 0.3 0.1 - 0.1 - 0.2 0.1 - - 0.1 0.2 Deferred Income Taxes - - - - - - 0.1 (0.2) (0.1) - - - (0.3) (0.3) - - - Changes in operating assets and liabilities: - - - Trade accounts receivable (1.4) (1.0) (2.0) (4.4) (1.1) (6.9) 5.8 0.9 (1.3) 0.1 (0.4) 0.1 (0.2) (0.4) Inventories (1.0) 0.7 (0.2) (0.5) (0.8) (0.3) 0.3 (0.7) (1.5) (0.5) - - 0.3 (0.2) Other current assets 0.1 0.1 - 0.2 (0.2) 0.2 (0.3) - (0.3) (0.1) 0.1 0.7 0.2 0.9 Other long-term assets - - - - - - - - - - 0.1 - - 0.1 Accounts payable 0.4 (1.1) 0.8 0.1 0.6 4.1 (4.3) (0.1) 0.3 0.2 - - 0.2 0.4 Income tax receivable/payable - - - - - 0.4 (0.5) 0.1 - - - - - - Accrued expenses (1.3) 0.5 (0.1) (0.9) 0.6 1.3 (0.5) 0.1 1.5 (0.6) 0.1 - - (0.5) Other long-term liabilities - - 0.1 0.1 - - - - - - (0.1) - - (0.1) Net cash provided by (used in) operating activities from continuing ops. (2.3) 0.5 (0.2) (2.0) (0.3) 2.0 2.5 1.1 5.3 (0.9) (0.1) 1.2 0.6 0.8 Net cash provided by operating activities from discontinued ops. - - - - 0.1 0.4 0.5 (0.1) 0.9 0.1 0.2 0.3 0.2 0.8 Investing Activities: Capital expenditures (0.1) (0.1) (0.2) (0.4) - - (0.1) (0.1) (0.2) - - (0.1) (0.1) (0.2) Proceeds from sale of Comnet - - - - - - - 4.2 4.2 - - - - - Acquisition of business (C Enterprises), net of cash acquired - (0.4) - (0.4) - - - 4.2 4.2 - - - - - Net cash used in investing activities from continuing operations (0.1) (0.5) (0.2) (0.8) - - (0.1) 8.3 8.2 - - (0.1) (0.1) (0.2) Net cash used in investing activities from discontinued operations - - - - - - - (0.3) (0.3) - - - - - Financing Activities: Proceeds from exercise of stock options 0.3 0.1 - 0.4 0.2 0.3 0.5 0.1 1.1 - - - - - Dividends paid (0.2) (0.2) (0.2) (0.6) (0.1) (0.2) (0.2) (0.2) (0.7) (0.1) (0.2) (0.2) (0.2) (0.7) Net cash provided by (used in) financing activities 0.1 (0.1) (0.2) (0.2) 0.1 0.1 0.3 (0.1) 0.4 (0.1) (0.2) (0.2) (0.2) (0.7) Net increase (decrease) in cash and cash equivalents (2.3) (0.1) (0.6) (3.0) (0.1) 2.5 3.2 8.9 14.5 (0.9) (0.1) 1.2 0.5 0.7 Cash and cash equivalents at beginning of period 16.3 14.0 13.9 16.3 6.0 5.9 8.5 11.6 6.0 5.3 4.3 4.2 5.4 5.3 Cash and cash equivalents at end of period 14.0 13.9 13.3 13.3 5.9 8.4 11.7 20.5 20.5 4.4 4.2 5.4 5.9 6.0 Less: cash and cash equivalents of discontinued operations - Comnet - - - - 1.0 1.3 1.2 - - 1.1 0.8 1.0 0.7 0.8 Cash and cash equivalents at end of period 14.0$ 13.9$ 13.3$ 13.3$ 4.9$ 7.1$ 10.5$ 20.5$ 20.5$ 3.3$ 3.4$ 4.4$ 5.2$ 5.2$ 2018 2017 UnauditedUnaudited 2019 Unaudited